UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Akmerkez B Blok Kat 6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2014, TransAtlantic Exploration Mediterranean International Pty Ltd (“TEMI”) and Thrace Basin Natural Gas (Turkiye) Corporation (“TBNG”), wholly owned subsidiaries of TransAtlantic Petroleum Ltd. (the “Company”), entered into an equipment yard services agreement effective as of April 1, 2014 (the “Agreement”) with Viking International Limited (“Viking”) for services related to the use of oilfield equipment yards located in Diyarbakir, Tekirdag amd Muratli, Turkey (the “Services”).

The initial term of the Agreement is for twelve months, and the term of the Agreement renews automatically for additional twelve-month periods unless earlier terminated in accordance with the Agreement. During the initial term, TEMI will pay monthly service fees of $17,250 to Viking for Services related to the use of the Diyarbakir equipment yard, and TBNG will pay monthly service fees of $17,250 to Viking for Services related to the use of the Tekirdag and Muratli equipment yards.

The Company has entered into a service agreement, as amended (the “Service Agreement”), with Longfellow, Viking Drilling, LLC, MedOil Supply, LLC and Riata Management, LLC. In addition, N. Malone Mitchell, 3rd, the Company’s chairman of the board of directors and chief executive officer, and his wife and children indirectly own approximately 50% of Viking. For a description of the Service Agreement and other related party transactions with Mr. Mitchell and his family, see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 16, 2013.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Equipment Yard Services Agreement, by and between TransAtlantic Exploration Mediterranean International Pty Ltd, Thrace Basin Natural Gas (Turkiye) Corporation and Viking International Limited, dated as of April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014

TRANSATLANTIC PETROLEUM LTD.

	By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Equipment Yard Services Agreement, by and between TransAtlantic Exploration Mediterranean International Pty Ltd, Thrace Basin Natural Gas (Turkiye) Corporation and Viking International Limited, dated as of April 1, 2014.

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